         The
       Prudential
       Series Fund, Inc.


       [PHOTO]


       Annual Report
       to Contract Owners

       Pruco Life's PRUvider(SM)
       Pruco Life of New Jersey's PRUvider(SM)

       December 31, 1997

[LOGO] Prudential

       The Prudential Insurance Company of America
       751 Broad Street
        Newark, NJ 07102-3777

[LOGO]==========================================================================

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

================================================================================
Table of Contents

I.    Letter to Contract Owners                                              2
      1.  Market Review                                                      4
      2.  Investment Advisor's Outlook                                       8
      3.  Individual Portfolios
          Conservative Balanced Portfolio                                   10
          Flexible Managed Portfolio                                        12

II.   The Prudential Series Fund, Inc.
      1.  Financial Statements                                              A1
      2.  Schedule of Investments                                           B1
      3.  Notes to Financial Statements                                     C1
      4.  Financial Highlights                                              D1
      5.  Report of Independent Accountants                                 E1

Year End December 31, 1997

Letter
To Contract Owners


[PHOTO]

E. Michael Caulfield
President


================================================================================
 "We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely."


Dear Contract Owner:

We are pleased to provide our Annual Report to you on the investment performance of the two portfolios of The Prudential Series Fund, Inc., which are available to you in your PRUvider(SM) variable life insurance contract.

It has been another exceptional year. For the third year in a row (and the first time in history), stock prices have risen by more than 20%, driven by unexpectedly high corporate profits and surprisingly low inflation. Bonds also performed quite well, with total returns averaging just below 10%.

We live in remarkable times. The U.S. economy grew by almost 4.0% in 1997, yet inflation fell to 1.7%, the lowest since oil prices collapsed 11 years ago. Unemployment dipped below 5% for the first time since the 1970s. And consumer confidence was the highest in 28 years. Yet, we live in a global economy. The economic turmoil, stock market and currency declines in Asia impacted global markets in the fourth quarter and the economic effects on the world's growth are not yet clear.

How Did the Portfolios Perform?

You'll be pleased to know that The Prudential Series Fund Conservative Balanced and Flexible Managed Portfolios delivered returns consistent with the strategies around which they were designed. Both the Conservative Balanced and the Flexible Managed Portfolios hold a combination of stocks, bonds and money market securities.

The Conservative Balanced Portfolio holds less in stocks, which generally makes it less volatile, and may also reduce returns when stock prices are rising. The Flexible Managed Portfolio hold more in stocks, which makes it more volatile, but raises the possibility of higher returns when stocks are rising in price.

It's Long-Term Performance That Counts.

Although in this Report we're focusing primarily on one-year performance, remember that it's long-term performance that counts. Review your Portfolio's 1997 performance, but also be sure to examine its longer-term record as well. You'll note that over the past 5 and 10 years, the Portfolios have delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives as reported by Lipper Analytical Services.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important because most people purchase variable life and variable annuity products to finance long-term goals. We encourage you to consider future returns rather than focusing on past performance. As always, remember that past performance is no guarantee of future results.

What Goes Up Can Also Go Down.

While discussing the long-term, we think it's crucial to remind Contract Owners that stocks have offered a 10.7% average annual return over the last 70 years--about half of what they have given us over the last three years. And since 1980, corporate revenues have risen 4% a year, while earnings have risen almost twice as fast and stock prices four times as much.

Can this continue? We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely. It's simply the law of averages. We must remember that with return comes risk--that stocks can and do go down as well as up. If you have benefited more than you expected in recent years, then at some point you will surely benefit less. The only question is: When? Given the very serious economic crisis in Asia, it could be sooner rather than later.

With this in mind, your Prudential Representative/Pruco Securities Registered Representative stands ready to discuss these issues and to assist you in any way he or she can. We believe that your personal financial representative--one who understands you and your long-term investment needs--is a valuable resource given today's often volatile market.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ E. Michael Caulfield                      /s/ Mendel A. Melzer, CFA

 E. Michael Caulfield                         Mendel A. Melzer, CFA
 President                                    Chairman

 January 30, 1998


[PHOTO]


Mendel A. Melzer, CFA
Chairman


================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

--------------------------------------------------------------------------------

1997
Market Review

================================================================================
How the Markets Compared.(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Average Retun Over
                                                    Past 20 Years
                      1997                          (Annualized)
                      ----                          ------------
Money Markets         4.9%                              7.7%
Bonds                 9.8%                              9.7%
Foreign Stocks       16.2%                             15.0%
U.S. Stocks          33.4%                             16.7%

--------------------------------------------------------------------------------
 This chart compares the 12-month return as of 12/31/97 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Prudential. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

U.S. Stocks

Nothing Short of Spectacular.

U.S. stocks rose more than 20% for the third straight year for the first time in history--measured by either the Dow Jones Industrial Average (the "Dow Jones") or the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Unexpectedly high corporate profits and exceptionally low inflation, plus strong economic growth and the lowest unemployment rate and highest consumer confidence in 28 years, all combined to drive emotions in the stock market to euphoric levels.

The numbers were impressive, considering that stocks have gained only 10.7% on average over the last 70 years. In 1997, the S&P 500 gained 33%, after rising 23% in 1996 and 37% in 1995.

Only in October did a reality check set in, when the market fell briefly by 10% in what market professionals called a correction. But stock prices quickly rebounded, and many major indexes moved on to new highs.

Still, the momentum of the market had clearly slowed by year-end as investors became increasingly concerned about the economic crisis in Asia and how severely it might affect corporate earnings in 1998.

Large, Value Stocks Dominated.

Large company stocks continued to lead the market higher in 1997. For example, the small company-oriented Russell 2000 Index rose 22.4% during calendar year 1997, nearly 12 percentage points behind the S&P 500.

Financial stocks rose 49% in 1997 as consolidation continued to sweep the industry and long-term interest rates fell to their lowest levels since 1993. Banks and stock brokerage firms are continuing to achieve economies of scale through acquisitions.

================================================================================
Financial Stocks Top.

                                                                           1997
                                                                          -----
Finance                                                                   48.7%
Consumer Growth                                                           36.9%
Consumer Cyclical                                                         36.7%
Utilities                                                                 35.9%
Technology                                                                27.1%
Energy                                                                    25.6%
Industrials                                                               21.9%
--------------------------------------------------------------------------------

Source: Prudential.

================================================================================
Large Stocks Outperformed Small Stocks.

                                                                         20-Year
                                                                 1997    Average
                                                                 ----    -------
S&P 500*                                                          33.4%   16.7%
NASDAQ*                                                           21.6%   14.5%
Russell 2000*                                                     22.4%   15.9%
--------------------------------------------------------------------------------

*The Standard & Poor's 500, NASDAQ and Russell 2000 are unmanaged indexes that are considered to be generally representative of U.S. stock markets. Investors cannot invest directly in indexes or market averages. Past performance is no guarantee of future results.


Consumer growth stocks finished second, narrowly nosing out consumer cyclical stocks for the year. Media, drugs and leisure led the consumer growth stocks, with Tele-Communications, Inc. (TCI) doubling, Comcast rising 78% and Gannett up 68%. Among the pharmaceuticals, Schering-Plough and Lilly nearly doubled, while Pfizer rose 82% during the same period. Retailers led the consumer cyclical stocks, with Gap, Costco, Tandy and Home Depot each up about 77% for the year.

================================================================================
The Dow in the Past Twelve Months

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


1997                                              Dow
----                                            --------
Jan                                            6806.16
Feb                                            6877.74
Mar                                            6583.48
          In March and April,
          fears of higher interest
          rates shook the market.
Apr                                            7008.99
May                                            7331.04
Jun                                            7962.31
Jul                                            8222.61
          July 16 The Dow passes
          the 8,000-point mark for
          the first time
Aug                                            7622.42
Sep                                            7945.26
Oct                                            7442.08
          Oct 28 The Dow surged
          337 points, its largest
          point gain ever, rising 4.71%
Nov                                            7823.13
Dec                                            7908.25
--------------------------------------------------------------------------------

Daily close of the Dow Jones Industrial Average for the past twelve months.

Technology stocks fared well for much of the year but tumbled in the fourth quarter on worries about Asia, losing 12%, bringing their return for the year to 27%. Utilities stocks led all other market sectors in the quarter, rising 19% in the last three months of 1997 as long- term interest rates fell sharply and investors sought companies with safe earnings streams. Interestingly, for the year, utilities beat the S&P 500.

1997
Market Review
continued


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


================================================================================
30-Year U.S. Treasury Yields.

1997                                                       Yield
----                                                       -----
Jan                                                        6.73
Feb                                                        6.7
Mar                                                        6.81
Apr                                                        7.12
May                                                        6.87
Jun                                                        6.77
Jul                                                        6.63
Aug                                                        6.45
Sep                                                        6.64
Oct                                                        6.29
Nov                                                        6.16
Dec                                                        6.08
--------------------------------------------------------------------------------

Monthly closing yields for the past twelve months. Source: Bloomberg, as of 12/31/97.


High Yield Bonds Performed Best.

                                                            1997
                                                           -----
High Yield Bonds                                           12.8%
Corporate Bonds                                            10.2%
Aggregate Index                                             9.7%
Government Bonds                                            9.6%
Mortgage Bonds                                              9.5%
-------------------------------------------------------------------------------

Source: Lehman Brothers, as of 12/31/97.


Bonds

Inflation Fell Sharply, Pushing Prices Higher.

Nineteen ninety-seven was a very good year for bonds, as inflation fell below 2% for the first time in 11 years and long-term interest rates dipped to their lowest level since 1993.

Bonds returned a healthy 9.65% for the year as measured by the Lehman Brothers Aggregate Index, led by high yield bonds in the United States, which returned 12.76%.

A financial crisis in Asia late in the year set off a major rally in the U.S. Treasury market, where the 30-year bond returned more than 15% in 1997 as the yield fell by nearly three-quarters of a percentage point to 5.92% at year-end. Worldwide, investors bought Treasurys after Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure.

Fundamentally, economic conditions were nearly ideal for bond investors, as inflation seemed to be slowly fading away. Prices at the wholesale level actually fell by 1.7% as measured by the government's Producer Price Index, but at the retail level prices continued to rise, even if only by 1.7%, as measured by the Consumer Price Index. Still, that was the lowest increase in 11 years, and nearly half of 1996's rate.

As interest rates fell, home mortgage refinancings rose, with 30-year rates falling below 7%. Others, including noted investor Warren Buffett, were reported to be investing in bonds, and cash flows into bond mutual funds quadrupled in 1997.

High yield corporate bonds led all other sectors of the U.S. bond market in 1997 as corporate profits climbed unexpectedly higher while economic growth surged. The lowest-rated bonds performed the best. Nineteen ninety-seven was another record-breaking year for newly issued high yield bonds. These bonds were in such demand in 1997 that the interest rate premium they commanded over U.S. Treasurys reached all-time lows in October.

Foreign Stocks

A Plunge in the Pacific.

Asian stock markets plunged in 1997 as Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure. Currencies in some countries fell by nearly 50% against the U.S. dollar. Credit and cash became scarce and economies slowed. The financial crisis eventually reached Japan, helping to halt a nascent economic recovery.

The Morgan Stanley Capital International Pacific Index fell 25% during the year as stocks in Thailand dropped 77%, Indonesia 74% and Malaysia 68%, all in U.S. dollar terms. Even older, larger, more developed Pacific Basin countries did not escape unscathed. Economic malaise continued to linger in Japan, where stocks dropped almost 24% in U.S. dollars for the year.

European Stocks Performed Well.

In Europe, stocks performed quite well during the year, rising over 24% for U.S.-based investors despite a strong dollar. Developing countries were strong, such as Portugal, up 48%, and older, more established stock exchanges also posted excellent returns, with Switzerland rising 45%, Italy up 36% and Germany ahead 25%, all measured by Morgan Stanley in U.S. dollars. European stocks benefited as the movement toward a European economic union fostered less government borrowing and thus lower interest rates, which stimulated the sluggish economies of Germany and France and led to rapid growth in smaller countries on the periphery, such as Ireland.

In addition, corporate restructuring continued to improve productivity, driving double-digit earnings gains. Europe has also been the region least affected by economic turmoil in Asia, its stock prices are less expensive than those in the United States, and Europe is earlier in its economic growth cycle than the United States, which is now in its seventh year of economic recovery.

================================================================================
Foreign Markets.
                                                                        1997
                                                                        ----
MSCI Europe Index                                                      24.2%
MSCI World Index                                                       16.2%
MSCI EAFE Index                                                         2.1%
MSCI Japan Index                                                      (23.6)%
MSCI Pacific Index                                                    (25.3)%
S&P 500 Index                                                          33.4%
--------------------------------------------------------------------------------

Source: Morgan Stanley Capital International.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998
Investment Advisor's Outlook

The Economy

Expect Slower Growth.

Our economists at Prudential forecast slower economic growth plus a slight increase in inflation and unemployment in 1998. They are looking for the U.S. economy to grow slower than 2%, less than half as fast as it grew in 1997. We believe inflation will remain acceptable, but that the Consumer Price Index may rise as much as 2.2%, somewhat faster than 1997's 1.7%. As demand for U.S. exports slows in Asia, unemployment should rise toward 5.5%, up from December's 4.7%.

Prudential's economists expect short-term interest rates to fall by half a percentage point in 1998, and long-term rates to end the year close to where they began--at around 6%. Our economists forecast that the Federal Reserve Bank will lower interest rates by a quarter of a percentage point in the spring and another quarter point in the summer, bringing the federal funds rate (or overnight bank lending rate) down to 5%. As of this writing in early January, interest rates on government bonds maturing in 10 years or less were priced to yield below 5.50%, the official overnight lending rate.

U.S. Stocks

We're Looking for an Average Year.

We said it last year. And the year before. Each year we've said that surely the U.S. stock market would not rise by 20% again in the following year. But the market has done just that now for three years in a row--for the first time in history. Can this remarkable performance continue? Over the last 70 years, the historical average return for stocks is only about 10.7%. This year, more than ever, we expect that stocks will turn in a performance much closer to average.

We're cautious, conservative investors, so we build our portfolios one stock at a time. This year, with continued economic growth and modest inflation expected, we believe that earnings will be the key force driving stock market performance. We'll be looking even more closely than usual at a company's ability to meet its corporate earnings expectations, because investors have become very unforgiving of even the slightest shortfall in earnings.

In the United States, we are particularly interested in smaller company stocks, because we believe they are very attractively priced, considering their earnings expectations. These stocks have trailed large company stocks for several years now, but small company stocks have historically fared better than larger company stocks.

U.S. Bonds

Off to a Great Start.

The U.S. bond market performed well in the early days of 1998 as the interest rates on the 30-year U.S. Treasury fell to their lowest level since the government first started to sell them regularly in 1977.

Despite the rally, interest rates remain quite favorable when adjusted for inflation. So if we experience slower economic growth and continued low inflation, bond holders may yet enjoy more price appreciation in addition to their coupon income.

We are firm believers in corporate bonds, which we expect will continue to perform well as the economy grows and the effects of the Asian economic crisis are more fully understood in the months ahead. Similarly, we expect certain emerging markets bonds that have been badly beaten down by this crisis to return to more realistic price levels.

Foreign Stocks

Watching Closely.

Overseas, we are watching the Asian situation closely, but believe it may be too early to make a substantial commitment there. We are being selective, choosing stocks rather than countries. In Europe, we expect strong economies and stock markets in 1998 as companies there continue to restructure.


================================================================================
A Reality Check.

Stock prices in general have nearly doubled in the last three years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years returns have been much higher, as the chart below shows.

================================================================================
Returns of the U.S. Stock Market.
                                                     Average
                                                     Annual
                                                     Return
                                                     ------
Last 70 Years
1927-1997                                             10.7%

Source: Ibbotson Associates.

Last Three Years
1995                                                  37.4%
1996                                                  23.0%
1997                                                  33.4%

Source: Lipper Analytical Services, Inc.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

Prudential
Conservative Balanced Portfolio

Performance Summary.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--gained 13.45%. It trailed the 18.95% return of the Lipper (VIP) Balanced Fund Average, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than typical balanced portfolios. In addition, a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                        One       Three        Five        Ten
                                        Year      Years        Years      Years
--------------------------------------------------------------------------------
 Conservative Balanced(1)               13.45%     14.43%     10.74%     11.15%
--------------------------------------------------------------------------------
 Lipper (VIP) Balanced Avg.(2)          18.95%     18.16%     12.34%     12.31%
--------------------------------------------------------------------------------
 S&P 500(3)                             33.35%     31.13%     20.25%     18.02%
--------------------------------------------------------------------------------
 Lehman Gov't./Corp. Bond Index(4)       9.76%     10.43%      7.61%      9.14%
--------------------------------------------------------------------------------

 Conservative Balanced Portfolio inception date: 5/13/83.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]
                             [PLOT POINTS TO COME]

================================================================================
$10,000 Invested Over Ten Years

         $52,448             $31,981                 $28,771               $23,988
           S&P             Lipper (VIP)           Conservative          Lehman Gov't/.
          500(3)       Balanced Average(2)    Balanced Portfolio(1)   Corp Bond Index(4)
          ------       -------------------    ---------------------   ------------------
1987    $ 10,000.00       $ 10,000.00            $ 10,000.00                 $ 10,000.00
1988      11,031.90         11,282.40              10,758.00                   11,656.20
1989      13,236.40         13,738.20              12,289.30                   15,343.30
1990      13,424.90         14,000.80              13,307.40                   14,866.30
1991      16,839.70         17,561.80              15,453.30                   19,385.60
1992      18,028.70         18,897.90              16,624.90                   20,860.50
1993      20,288.90         21,841.90              18,458.80                   22,958.40
1994      19,871.20         21,150.80              17,811.20                   23,260.00
1995      24,758.30         26,254.80              21,238.50                   31,990.30
1996      28,364.90         29,834.90              21,855.00                   39,330.50
1997      33,796.00         35,194.30              23,987.50                   52,447.60
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        BALANCED
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

Performance Review.

We Thought 1997 Would Be a Good Year for Bonds. So we reallocated about 25% of our assets from lower yielding money market instrument to intermediate bonds. They performed well in 1997 and provided a return approaching that of our long-term bonds. Our bonds included some southeastern Asian debt, which reduced our returns in the fourth quarter.

In our stock portfolio, we increased diversification at mid-year to reduce volatility. To our value stocks (stocks trading at low prices compared to their underlying business strength), we added growth stocks (stocks with particularly strong earnings prospects). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag the broader market.

Strategy Session.

The Impact of the Asian Crisis. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in Southeast Asia will have a detrimental impact on the profits of U.S. companies. However, we believe this Portfolio's conservative guidelines do not require lower exposure to stocks except in severe bear markets, which we do not expect in 1998. Unless we see a prospect of rising interest rates, we will continue our present allocation of intermediate bonds.

On Stocks. In our stock portion of the Portfolio, our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers. We also believe investors overreacted to the impact of the Asian economic crisis on technology stocks, so we took advantage of lower prices in the fourth quarter of 1997 to add to our holdings. One of the focuses of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They were inexpensive when we bought them and now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise.

And on Bonds. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return advantage over Treasurys to warrant a significant over-weighting.

Outlook
PORTFOLIO MANAGER
Mark Stumpp

Value and Growth.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."


                               PORTFOLIO MANAGERS

                                    [PHOTO]

                                   Mark Stumpp

                     [PHOTO]                        [PHOTO]

                  Warren E. Spitz              Patricia A. Bannan


                                    [PHOTO]

                                 Tony Rodriguez


================================================================================
Portfolio Composition
                                    as of 12/31/97
                                    --------------
Bonds                                      59%
Stocks                                     34%
Money Market                                7%

================================================================================
Top Sectors - Stocks
                                    as of 12/31/97
                                    --------------
Consumer Growth                          32.8%
Technology                               16.4%
Industrials                              15.8%
Finance                                  12.4%
Consumer Cyclical                        11.7%
Energy                                    8.4%
Utilities                                 2.5%

Top Sectors - Bonds
                                    as of 12/31/97
                                    --------------
Industrials                              44.5%
Foreign (US$)                            21.1%
Financial                                20.8%
Other                                     8.6%
U.S. Treasurys                            5.0%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Flexible Managed Portfolio

Performance Summary.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio--which invests in a mix of stocks, bonds and money market securities--gained 17.96%, an excellent return for a balanced portfolio. However, it slightly trailed the 18.92% return of the Lipper (VIP) Flexible Average, because a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                        One       Three     Five        Ten
                                        Year      Years     Years      Years
--------------------------------------------------------------------------------
Flexible Managed(1)                    17.96%    18.49%    13.25%    13.41%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)          18.92%    18.75%    13.00%    12.87%
--------------------------------------------------------------------------------
S&P 500(3)                             33.35%    31.13%    20.25%    18.02%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)       9.76%    10.43%     7.61%     9.14%
--------------------------------------------------------------------------------

Flexible Managed Portfolio inception date: 5/13/83.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]
                             [PLOT POINTS TO COME]

================================================================================
$10,000 Invested Over Ten Years

          $52,448           $35,194                 $28,771              $23,988
           S&P             Flexible              Lipper (VIP)          Lehman Gov't/.
          500(3)      Managed Portfolio(1)     Flexible Avg.(2)     Corp Bond Index(4)
          ------      --------------------     ----------------     ------------------
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        BALANCED
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

We Stuck with Stocks. Despite the pessimistic outlook our decision proved to be right. In the bond portfolio we favored higher-yielding corporate securities over lower-yielding Treasury bonds.

There were some disappointments, however. Although our bond portfolio outpaced the Lehman Aggregate Bond Index, exposure to southeastern Asian debt erased some of our early gains. In mid-year, we diversified our stock portfolio to reduce overall volatility. To our growth stocks (stocks with particularly strong earnings prospects), we added value stocks (stocks trading at low prices compared to their underlying business strength). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag.

Strategy Session.

The Impact of the Asian Crisis. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in southeast Asia will have a detrimental impact on the profits of U.S. companies. With stock prices high even on the assumption that profits will continue to grow rapidly, we have slightly reduced our allocation to stocks and shifted some assets into bonds. We will become more defensive if earnings trail expectations over the course of the year.

On stocks. In our stock portion of the Portfolio, one focus of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They already were inexpensive when we bought them and they now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise. Our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers.

And on Bonds. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return over Treasurys to warrant a significant over-weighting.

Outlook
PORTFOLIO MANAGER
Mark Stumpp

Value and Growth.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."

                               PORTFOLIO MANAGERS

                                    [PHOTO]

                                   Mark Stumpp

                     [PHOTO]                        [PHOTO]

                 Patricia A. Bannan               Warren E. Spitz


                                    [PHOTO]

                                 Tony Rodriguez

================================================================================
Portfolio Composition
                                 as of 12/31/97
                                 --------------
Stocks                                  58%
Bonds                                   36%
Money Market                             6%

================================================================================
Top Sectors - Stocks
                                 as of 12/31/97
                                 --------------
Consumer Growth                       25.8%
Industrials                           21.2%
Finance                               14.3%
Consumer Cyclical                     14.1%
Technology                            12.6%
Energy                                10.0%
Utilities                              2.0%

Top Sectors - Bonds
                                 as of 12/31/97
                                 --------------
Industrials                           45.7%
Foreign (US$)                         26.5%
Financial                             19.2%
Other                                  7.1%
Utilities                              1.5%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.


                                                         1-800-356-4050
                                                   8 a.m. - 4 p.m. Eastern  Time


                             [MAP OF UNITED STATES]


                                                          1-800-635-9587
                                                   8 a.m. - 4 p.m. Eastern  Time



================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.

[LOGO]==========================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.



P.O. Box 197
Minneapolis, MN 55440-0197

Address Service Requested

                                                   -------------
                                                      Bulk Rate
                                                    U.S. Postage
                                                        PAID
                                                     Prudential
                                                   -------------



                                  [LOGO]
PRUvider AR 12/97           Printed in the U.S.A.                PI-MV-0298-2377
CAT#42M316N                  on recycled paper.                 MRA-1997-A022963

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,491,825,742)..........................  $4,696,024,117
    Cash.......................................           2,749
    Interest and dividends receivable..........      60,006,370
                                                 --------------
      Total Assets.............................   4,756,033,236
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,725,610
    Payable for investments purchased..........       3,573,515
    Due to broker -- variation margin..........         653,438
    Accrued expenses...........................         546,540
    Payable for capital stock repurchased......         302,094
                                                 --------------
      Total Liabilities........................      11,801,197
                                                 --------------
  NET ASSETS...................................  $4,744,232,039
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,169,112
      Paid-in capital, in excess of par........   4,500,747,938
                                                 --------------
                                                  4,503,917,050
    Undistributed net investment income........         949,046
    Accumulated net realized gain on
      investments..............................      36,942,793
    Net unrealized appreciation on
      investments..............................     202,423,150
                                                 --------------
    Net assets, December 31, 1997..............  $4,744,232,039
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 316,911,160 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        14.97
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $187,480 foreign
      withholding tax).........................  $    19,377,627
    Interest...................................      216,743,419
                                                 ---------------
                                                     236,121,046
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,757,735
    Custodian expense..........................          281,000
    Shareholders' reports......................          169,000
    Accounting fees............................          101,000
    Audit fees.................................           67,000
    Legal fees.................................            3,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................              923
                                                 ---------------
      Total Expenses...........................       26,382,658
    Less: Custodian fee credit.................         (166,162)
                                                 ---------------
      Net Expenses.............................       26,216,496
                                                 ---------------
  NET INVESTMENT INCOME........................      209,904,550
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      546,046,706
      Futures contracts........................      (20,841,176)
      Short sales..............................          (30,344)
                                                 ---------------
                                                     525,175,186
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (145,915,485)
      Futures contracts........................       (1,775,225)
      Short sales..............................       (1,139,560)
                                                 ---------------
                                                    (148,830,270)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      376,344,916
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   586,249,466
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    209,904,550     $   173,283,574
    Net realized gain on investments.......................................................        525,175,186         270,107,246
    Net change in unrealized appreciation on investments...................................       (148,830,270)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        586,249,466         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (209,004,256)       (174,034,704)
    Dividends in excess of net investment income...........................................                 --             (41,632)
    Distributions from net realized capital gains..........................................       (518,358,296)       (273,551,593)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (727,362,552)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,585,160 and 10,561,256 shares, respectively].....................         74,015,405         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [47,801,252 and
     29,086,855 shares, respectively]......................................................        727,362,552         447,627,929
    Capital stock repurchased [(24,112,955) and (8,429,995) shares, respectively]..........       (394,841,365)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        406,536,592         480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        265,423,506         538,034,268
  NET ASSETS:
    Beginning of year......................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,744,232,039     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $5,050,966,053)..........................  $5,471,387,547
    Cash.......................................          15,631
    Interest and dividends receivable..........      40,850,547
    Receivable for investments sold............             294
                                                 --------------
      Total Assets.............................   5,512,254,019
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      12,760,562
    Payable to investment adviser..............       8,471,572
    Accrued expenses...........................         654,878
    Due to broker -- variation margin..........         203,828
    Payable for capital stock repurchased......          21,085
                                                 --------------
      Total Liabilities........................      22,111,925
                                                 --------------
  NET ASSETS...................................  $5,490,142,094
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,177,111
      Paid-in capital, in excess of par........   4,984,889,353
                                                 --------------
                                                  4,988,066,464
    Undistributed net investment income........         768,864
    Accumulated net realized gain on
      investments..............................      82,447,694
    Net unrealized appreciation on
      investments..............................     418,859,072
                                                 --------------
    Net assets, December 31, 1997..............  $5,490,142,094
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 317,711,061 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        17.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $810,090 foreign
      withholding tax).........................  $    35,833,891
    Interest...................................      156,549,837
                                                 ---------------
                                                     192,383,728
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,740,440
    Custodian expense..........................          477,000
    Shareholders' reports......................          212,000
    Accounting fees............................           94,000
    Audit fees.................................           72,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            1,971
                                                 ---------------
      Total Expenses...........................       32,604,411
    Less: Custodian fee credit.................         (284,638)
                                                 ---------------
      Net Expenses.............................       32,319,773
                                                 ---------------
  NET INVESTMENT INCOME........................      160,063,955
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      867,141,418
      Futures contracts........................         (499,159)
      Short sales..............................        1,049,655
                                                 ---------------
                                                     867,691,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (160,872,103)
      Futures contracts........................       (1,562,422)
      Short sales..............................       (1,168,571)
                                                 ---------------
                                                    (163,603,096)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      704,088,818
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   864,152,773
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    160,063,955     $   139,211,865
    Net realized gain on investments.......................................................        867,691,914         408,046,131
    Net change in unrealized appreciation on investments...................................       (163,603,096)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        864,152,773         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (159,343,911)       (142,089,785)
    Distributions from net realized capital gains..........................................       (823,214,223)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (982,558,134)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,859,580 and 8,998,637 shares, respectively]......................         92,765,042         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [56,453,647 and
     34,012,173 shares, respectively]......................................................        982,558,134         600,999,344
    Capital stock repurchased [(18,791,325) and (6,420,074) shares, respectively]..........       (363,698,408)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        711,624,768         647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        593,219,407         635,717,850
  NET ASSETS:
    Beginning of year......................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of year............................................................................   $  5,490,142,094     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 91.8%
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
                                                    (UNAUDITED)     (000)        VALUE
LONG-TERM BONDS -- 58.6%                                                        (NOTE 2)

                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 4.2%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,218,200
    10.375%, 02/01/11 (a).........................      Ba1          56,905      73,306,108
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         46,665      55,931,736
    11.21%, 05/01/14..............................      Baa3         18,433      25,848,780
                                                                             --------------
                                                                                201,249,483
                                                                             --------------
ASSET-BACKED SECURITIES -- 1.6%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,511,000
    6.17%, 03/25/03...............................      Aaa           6,000       6,018,600
    6.28%, 09/25/05...............................      Aaa           7,000       7,042,000
    6.38%, 09/25/08...............................      Aaa          21,000      21,172,200
    6.42%, 12/26/09...............................      Aaa          10,000      10,110,000
    6.48%, 11/26/09...............................      Aaa          10,000      10,115,625
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (a)...........................      Aaa           4,650       4,602,012
  Team Financing Corp,
    7.35%, 05/15/03...............................      Aa2          11,000      11,405,570
                                                                             --------------
                                                                                 75,977,007
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.9%
  Banco Ganadero, M.T.N. SA (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 Sr. Note.....................      Ba1          40,000      23,440,400
  Bank Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,218,000
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           7,500       7,485,000
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         17,950      16,783,250
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,362,750
    7.08%, 10/30/01...............................      Baa3         35,100      35,915,022
    7.35%, 06/20/00...............................      Baa3          8,100       8,293,266
    8.125%, 03/01/00..............................      Baa3         13,150      13,630,501
  Chase, Inc.
    6.075%, 02/28/00..............................      Aa3           4,000       4,006,160
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/29/49...............................       A3          10,000      10,200,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Okobank, (Finland),
    7.20%, 10/29/49...............................       A3       $   9,000  $    9,101,250
    7.20%, 10/29/49...............................       A3           3,500       3,539,375
    7.312%, 09/27/49..............................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (a)...........................      Aa3          17,400      17,513,448
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500       9,425,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,075,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (a)...........................      Ba1          20,000      12,000,000
                                                                             --------------
                                                                                278,805,472
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.0%
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa3          5,545       5,889,455
  Tele-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000      10,036,800
    7.375%, 02/15/00..............................      Ba1          27,000      27,521,100
    7.875%, 08/01/13..............................      Ba1          19,350      20,812,279
    8.25%, 01/15/03...............................      Ba1           2,000       2,135,780
    9.25%, 04/15/02...............................      Ba1           9,500      10,427,865
    9.875%, 06/15/22..............................      Ba1          12,900      16,811,667
                                                                             --------------
                                                                                 93,634,946
                                                                             --------------
CONSULTING -- 0.7%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,513,250
    6.375%, 11/30/01..............................      Baa1         21,500      21,500,000
                                                                             --------------
                                                                                 34,013,250
                                                                             --------------
CONSUMER SERVICES -- 0.1%
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,503,570
                                                                             --------------
FINANCIAL SERVICES -- 15.4%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,400,000
    7.25%, 08/16/99...............................      Ba3           3,000       2,957,910
    7.50%, 08/28/00...............................      Ba3          35,000      34,053,250
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,471,600
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      20,120,800
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3          10,000      10,000,000
  Conseco, Inc.,
    8.70%, 11/15/26 (a)...........................      Ba2          32,313      36,126,991
    8.796%, 04/01/27 (a)..........................      Ba2          23,900      26,676,463
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,395,827

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2      $  11,500  $   11,554,050
    6.95%, 03/01/04...............................      Baa2         27,500      28,050,000
    7.00%, 06/15/00...............................      Baa2         30,000      30,598,800
    7.50%, 06/15/03...............................      Baa2          5,000       5,261,900
    8.75%, 12/15/99...............................      Baa2          5,000       5,245,000
  First Chicago NBD Corp.,
    5.819%, 09/23/02..............................       A1           8,000       7,976,000
  First Union Corp.,
    9.45%, 06/15/99...............................       A2           4,000       4,177,920
  Great Western Financial,
    8.206%, 02/01/27 (a)..........................       A3          19,300      20,469,966
  Industrial Finance Corp.,
    7.75%, 08/04/07...............................      Ba1           5,000       4,750,000
    7.875%, 08/04/02..............................      Ba1           6,000       5,700,000
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1          8,000       7,950,000
    6.33%, 08/01/00...............................      Baa1         30,000      30,039,600
    6.40%, 08/30/00...............................      Baa1         79,000      78,901,250
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,640
    6.89%, 10/10/00...............................      Baa1         10,545      10,701,804
    7.125%, 07/15/02..............................      Baa1         16,000      16,359,680
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         21,750      23,055,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          15,000      15,390,000
  Merrill Lynch Pierce, Fenner & Smith,
    5.935%, 11/14/00..............................      Aa3          10,000       9,966,250
  Paine Webber Group, Inc.,
    7.625%, 10/15/08 Sr. Note.....................      Baa1          5,000       5,352,700
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,039,500
  Salomon, Inc.,
    6.25%, 10/01/99...............................       A2          32,800      32,838,048
    6.50%, 03/01/00 (a)...........................       A2          38,500      38,701,740
    6.59%, 02/21/01 (a)...........................       A2          30,750      31,005,840
    6.75%, 02/15/03...............................       A2           5,000       5,057,850
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,125,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,008,100
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          46,440      46,354,771
  Union Planters Corp., Gtd. Notes,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                731,941,767
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
    6.95%, 12/15/2097.............................      Aa3          18,800      19,045,152
                                                                             --------------
                                                                                 24,053,802
                                                                             --------------
INDUSTRIAL -- 0.8%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,505,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3      $  15,000  $   14,025,000
    8.25%, 01/15/27...............................      Baa3         19,000      17,005,000
                                                                             --------------
                                                                                 38,535,000
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,750       5,855,455
                                                                             --------------
MEDIA -- 5.7%
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,582,541
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,016,815
    8.11%, 08/15/06...............................      Ba1           7,250       7,848,850
    8.18%, 08/15/07...............................      Ba1          24,915      27,118,981
    9.125%, 01/15/13..............................      Ba1          41,270      49,143,078
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          17,325      19,438,997
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          71,325      70,082,518
    7.75%, 06/01/05...............................      Ba2          60,025      61,050,827
                                                                             --------------
                                                                                268,282,607
                                                                             --------------
OIL & GAS -- 1.6%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          2,900       3,250,030
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1           4,500       5,006,295
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       A2          12,000      11,662,680
  Seagull Energy Corp.,
    7.50%, 09/15/27...............................      Ba1          17,000      17,606,730
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         30,000      30,829,800
                                                                             --------------
                                                                                 75,754,855
                                                                             --------------
PAPER & FOREST -- 0.5%
  UPM-Kymmene Oyj,
    7.45%, 11/26/27...............................      Baa1         22,800      23,398,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp.,
    7.05%, 05/01/37...............................      Baa1         25,000      26,218,750
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
  Falcor Suite Hotels, Inc.,
    7.625%, 10/1/07...............................      Ba1           8,000       8,006,400
                                                                             --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 Sr. Note (a).................      Baa2         41,030      43,861,070
    8.50%, 06/15/03 (a)...........................      Baa2         32,400      35,345,160
    10.00%, 02/15/01 (a)..........................      Baa2         46,115      50,791,061
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,081,250
                                                                             --------------
                                                                                135,078,541
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  McLeod USA Inc., Sr. Notes,
    9.25%, 07/15/07...............................       B3           3,000       3,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $  33,000  $   15,840,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          80,000      83,775,200
    7.75%, 04/01/07...............................      Ba1          25,000      26,847,250
    7.75%, 04/01/27...............................      Ba1           4,500       4,944,420
    8.875%, 01/15/06..............................      Ba1          32,000      34,429,440
                                                                             --------------
                                                                                168,986,310
                                                                             --------------
TOBACCO -- 3.0%
  Philip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      17,359,501
    7.20%, 02/01/07...............................       A2          31,915      32,932,769
  RJR Nabisco, Inc.,
    7.625%, 09/15/03..............................      Baa3         10,500      10,732,260
    8.25%, 07/01/04...............................      Baa3          8,000       8,410,000
    8.50%, 07/01/07...............................      Baa3         11,000      11,726,550
    8.75%, 04/15/04...............................      Baa3         23,090      24,719,000
    8.75%, 08/15/05...............................      Baa3         19,000      20,499,670
    9.25%, 08/15/13...............................      Baa3         13,571      15,227,341
                                                                             --------------
                                                                                141,607,091
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.0%
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa2            500         527,645
                                                                             --------------
UTILITIES -- 1.9%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,523,880
    7.625%, 01/15/07..............................      Baa3         21,000      22,162,980
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1         25,000      25,093,750
    6.875%, 12/15/17..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           5,000       4,415,625
                                                                             --------------
                                                                                 91,634,985
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  United States Treasury Bond,
    6.125%, 08/15/07..............................                    7,500       7,707,450
  United States Treasury Notes,
    5.875%, 01/31/99 (a)..........................                   20,000      20,046,800
    5.875%, 09/30/02..............................                   28,550      28,706,169
    5.875%, 02/15/04..............................                   16,750      16,896,563
    6.25%, 10/31/01...............................                    9,500       9,661,785
    6.375%, 03/31/01 (a)..........................                    4,600       4,686,250
    6.375%, 08/15/27..............................                   57,325      60,460,104
                                                                             --------------
                                                                                148,165,121
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      15,592,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          25,000      22,500,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2       $   3,000  $    3,007,969
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (a)..........................      Baa3         85,000      79,370,450
    8.00%, 06/14/01...............................      Baa3          2,250       2,257,875
    8.75%, 10/06/99...............................      Baa3         12,325      12,692,532
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         37,950      36,242,250
  Russian Ministry of Finance, (Russia),
    10.00%, 06/26/07..............................      Ba2           7,800       7,226,700
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2           6,900       8,176,500
                                                                             --------------
                                                                                198,183,376
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,787,932,280)....................................................   2,779,026,495
                                                                             --------------

COMMON STOCKS -- 32.5%                                 SHARES
                                                    -------------
AEROSPACE -- 0.8%
  AlliedSignal, Inc...............................        196,400       7,647,325
  GenCorp, Inc....................................        100,000       2,500,000
  Litton Industries, Inc. (b).....................         78,900       4,536,750
  Lockheed Martin Corp............................        193,000      19,010,500
  Parker-Hannifin Corp. (b).......................         43,925       2,015,059
  Raytheon Co. (Class "A" Stock) (b)..............          7,295         359,749
                                                                   --------------
                                                                       36,069,383
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (b)...................................         84,700      10,883,950
  US Airways Group, Inc. (b)......................        114,900       7,181,250
                                                                   --------------
                                                                       18,065,200
                                                                   --------------
APPAREL -- 0.0%
  Phillips-Van Heusen Corp........................         96,300       1,372,275
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp...................................        147,800       5,200,712
  Ford Motor Co...................................         95,600       4,654,525
  General Motors Corp.............................        111,000       6,729,375
  Mascotech, Inc..................................         96,000       1,764,000
  Titan International, Inc........................        102,950       2,065,434
                                                                   --------------
                                                                       20,414,046
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.4%
  BankAmerica Corp................................        172,000      12,556,000
  Barnett Banks, Inc..............................        179,600      12,908,750
  Chase Manhattan Corp............................        213,800      23,411,100
  Citicorp........................................         56,800       7,181,650
  Fleet Financial Group, Inc......................        166,100      12,447,119
                                                                   --------------
                                                                       68,504,619
                                                                   --------------
CHEMICALS -- 0.2%
  Ferro Corp......................................        137,100       3,333,244
  Millennium Chemicals, Inc.......................        148,927       3,509,092
  OM Group, Inc...................................         64,400       2,358,650
                                                                   --------------
                                                                        9,200,986
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (b)...............................        373,700      12,845,937
                                                                   --------------
COMPUTER SERVICES -- 1.5%
  Autodesk, Inc...................................        671,600      24,849,200
  BMC Software, Inc. (b)..........................        296,400      19,451,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cadence Design Systems, Inc. (b)................        693,800  $   16,998,100
  Microsoft Corp. (a).............................         67,900       8,776,075
                                                                   --------------
                                                                       70,074,625
                                                                   --------------
COMPUTERS -- 2.1%
  3Com Corp. (b)..................................        519,600      18,153,525
  Cisco Systems, Inc. (b).........................        436,050      24,309,787
  Compaq Computer Corp............................        245,300      13,844,119
  Digital Equipment Corp. (b).....................         99,200       3,670,400
  International Business Machines Corp............        179,800      18,800,337
  Sun Microsystems, Inc. (b)......................        552,900      22,046,887
                                                                   --------------
                                                                      100,825,055
                                                                   --------------
CONSTRUCTION -- 0.2%
  Oakwood Homes Corp..............................        141,600       4,699,350
  Standard Pacific Corp...........................        156,600       2,466,450
  Webb Corp.......................................        142,600       3,707,600
                                                                   --------------
                                                                       10,873,400
                                                                   --------------
CONSUMER-APPLIANCES -- 0.3%
  Sunbeam Corp.,..................................        293,000      12,342,625
                                                                   --------------
CONTAINERS -- 0.0%
  Owens-Illinois, Inc. (b)........................         58,300       2,211,756
                                                                   --------------
COSMETICS & SOAPS -- 0.5%
  Avon Products, Inc..............................        425,600      26,121,200
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................        289,800      12,914,212
  General Electric Co.............................        408,600      29,981,025
  Whitman Corp....................................        135,000       3,518,437
                                                                   --------------
                                                                       46,413,674
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  American Home Products Corp.,...................        315,500      24,135,750
  Biogen, Inc. (b)................................        532,500      19,369,687
  Bristol-Myers Squibb Co.........................        308,700      29,210,737
  Cardinal Health, Inc............................        300,300      22,560,037
  Guidant Corp....................................        202,400      12,599,400
  Medtronic, Inc..................................        398,500      20,846,531
  Novartis Corp., AG, ADR (Switzerland)...........         84,100       6,833,125
  Pfizer, Inc.....................................        253,800      18,923,962
  Warner-Lambert Co...............................        190,400      23,609,600
                                                                   --------------
                                                                      178,088,829
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.0%
  Belden, Inc.....................................         68,200       2,404,050
                                                                   --------------
ELECTRONICS -- 0.5%
  Intel Corp......................................         79,600       5,591,900
  National Semiconductor Corp. (b)................        738,400      19,152,250
                                                                   --------------
                                                                       24,744,150
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (b).................         59,100       1,366,687
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (b).................        651,100      25,555,675
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.0%
  Apex Silver Mines Ltd. (b)......................         83,600       1,065,900
                                                                   --------------
FINANCIAL SERVICES -- 1.6%
  Fannie Mae......................................         24,900       1,420,856
  Lehman Brothers Holdings, Inc...................        254,000      12,954,000
  Merrill Lynch & Co., Inc........................         59,200       4,317,900
  Morgan Stanley, Dean Witter, Discover & Co.,....        334,090      19,753,071
  Schwab (Charles) Corp...........................        417,600      17,513,100
  Travelers Group, Inc............................        357,967      19,285,472
                                                                   --------------
                                                                       75,244,399
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 1.3%
  PepsiCo, Inc....................................        740,500  $   26,981,969
  Quaker Oats Co..................................        317,300      16,737,575
  Ralston-Ralston Purina Group....................        205,600      19,107,950
                                                                   --------------
                                                                       62,827,494
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Boise Cascade Corp.,............................        145,600       4,404,400
  Champion International Corp.....................         96,200       4,359,062
  Louisiana-Pacific Corp..........................        100,400       1,907,600
  Mead Corp.......................................         96,500       2,702,000
  Willamette Industries, Inc......................         70,300       2,262,781
                                                                   --------------
                                                                       15,635,843
                                                                   --------------
HEALTHCARE -- 0.1%
  A.O. Smith Corp.................................         71,500       3,020,875
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp.,..................        203,800       6,037,575
  Healthsouth Corp. (b)...........................        779,300      21,625,575
                                                                   --------------
                                                                       27,663,150
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.0%
  Leggett & Platt, Inc............................         58,300       2,441,312
                                                                   --------------
HOUSING RELATED -- 0.2%
  Hanson, PLC, ADR (United Kingdom)...............        260,962       6,018,436
  Owens Corning...................................        100,100       3,415,912
                                                                   --------------
                                                                        9,434,348
                                                                   --------------
INSURANCE -- 1.2%
  Allstate Corp...................................        150,000      13,631,250
  Berkley (WR) Corp...............................         43,100       1,891,012
  Financial Security Assurance Holdings Ltd.,.....         34,600       1,669,450
  Loews Corp......................................         29,500       3,130,687
  PennCorp Financial Group, Inc...................         81,600       2,912,100
  Provident Companies, Inc........................         54,300       2,097,337
  Reinsurance Group of America, Inc...............        117,450       4,998,966
  TIG Holdings, Inc...............................         86,900       2,883,994
  Trenwick Group, Inc.............................         65,950       2,481,369
  United Healthcare Corp..........................        377,000      18,732,187
  Western National Corp...........................        134,500       3,984,562
                                                                   --------------
                                                                       58,412,914
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.0%
  Flowserve Corp..................................         40,186       1,122,696
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        398,800      22,083,550
                                                                   --------------
MACHINERY -- 0.2%
  Case Corp.......................................         88,400       5,342,675
  DT Industries, Inc..............................         36,400       1,237,600
  Global Industrial
    Technologies, Inc. (b)........................         62,400       1,056,900
  Paxar Corp. (b).................................        233,725       3,462,052
                                                                   --------------
                                                                       11,099,227
                                                                   --------------
MANUFACTURING -- 1.0%
  Illinois Tool Works, Inc. (b)...................        181,300      10,900,663
  Tyco International, Ltd.........................        802,800      36,176,175
                                                                   --------------
                                                                       47,076,838
                                                                   --------------
MEDIA -- 0.2%
  Central Newspapers, Inc. (Class "A" Stock)......         50,800       3,756,025
  Houghton Mifflin Co.............................         59,700       2,290,988
  Knight-Ridder, Inc..............................         59,200       3,078,400
  Lee Enterprises, Inc............................         51,700       1,528,381
                                                                   --------------
                                                                       10,653,794
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc., (b)........        198,200  $   12,883,000
                                                                   --------------
METALS-FERROUS -- 0.2%
  Bethlehem Steel Corp. (b).......................        225,200       1,942,350
  LTV Corp........................................        208,300       2,030,925
  Material Sciences Corp. (b).....................         98,500       1,200,469
  National Steel Corp. (Class "B" Stock) (b)......         42,900         496,031
  USX-U.S. Steel Group............................         61,800       1,931,250
                                                                   --------------
                                                                        7,601,025
                                                                   --------------
METALS-NON FERROUS -- 0.2%
  Aluminum Company of America.....................        147,600      10,387,350
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  Coltec Industries, Inc. (b).....................         44,400       1,029,525
  Donaldson, Co...................................         55,500       2,500,969
  IDEX Corp.......................................         61,100       2,130,863
  Mark IV Industries, Inc.........................         87,942       1,923,731
  Trinity Industries, Inc.........................         53,100       2,369,588
  Wolverine Tube, Inc. (b)........................         37,600       1,165,600
  York International Corp.........................         27,400       1,084,013
                                                                   --------------
                                                                       12,204,289
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  Eastman Kodak Co................................         29,200       1,775,725
  Unilever N.V., ADR (United Kingdom).............        237,000      14,797,688
                                                                   --------------
                                                                       16,573,413
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.2%
  CBS Corp........................................        207,400       6,105,338
  Energy Group, PLC, ADR (United Kingdom).........         49,862       2,225,092
                                                                   --------------
                                                                        8,330,430
                                                                   --------------
OIL & GAS -- 1.3%
  Basin Exploration, Inc. (b).....................         17,700         314,175
  Cabot Oil & Gas Corp. (Class "A" Stock).........         90,100       1,751,319
  Cross Timbers Oil Co............................        296,300       7,388,981
  Elf Aquitaine SA, ADR (France)..................        126,900       7,439,513
  Enron Oil & Gas Co..............................         49,200       1,042,425
  Murphy Oil Corp.................................         28,100       1,522,669
  Noble Affiliates, Inc.,.........................        196,700       6,933,675
  Pioneer Natural Resources Co....................        325,044       9,405,961
  Seagull Energy Corp. (b)........................         63,700       1,313,813
  Total SA (Class "B" Stock) (France).............        126,800       7,037,400
  Unocal Corp.....................................        389,700      15,125,231
  Western Gas Resources, Inc.,....................        104,700       2,316,488
                                                                   --------------
                                                                       61,591,650
                                                                   --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp.....................................        498,500      17,478,656
  Halliburton Co..................................        595,200      30,913,200
  J. Ray McDermott, SA (b)........................        166,500       7,159,500
  McDermott International, Inc....................        307,700      11,269,513
  Oryx Energy Co. (b).............................        125,500       3,200,250
                                                                   --------------
                                                                       70,021,119
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Crescent Operating, Inc. (b)....................         17,360         425,320
  Crescent Real Estate Equities, Inc..............        166,300       6,548,063
  Equity Residential Properties Trust.............         14,600         738,213
                                                                   --------------
                                                                        7,711,596
                                                                   --------------
RETAIL -- 4.2%
  Bombay Company, Inc. (b)........................        141,500         654,438
  Borders Group, Inc. (b).........................        656,000      20,541,000

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (b)......................        824,800  $    3,866,250
  Consolidated Stores Corp. (b)...................        466,900      20,514,419
  Costco Companies, Inc. (b)......................        373,200      16,654,050
  CVS Corp........................................        157,900      10,115,469
  Designs, Inc. (b)...............................         52,800         158,400
  Dillards, Inc. (Class "A" Stock)................         32,200       1,135,050
  Federated Department Stores, Inc. (b)...........        242,700      10,451,269
  Home Depot, Inc.................................        276,050      16,252,444
  Jan Bell Marketing, Inc. (b)....................        153,800         384,500
  Kmart Corp. (b).................................        619,600       7,164,125
  Kroger Co. (b)..................................        407,400      15,048,338
  Liz Claiborne, Inc..............................        276,600      11,565,338
  Rite Aid Corp...................................        241,700      14,184,769
  Safeway, Inc. (b)...............................        407,800      25,793,350
  Tandy Corp......................................         47,500       1,831,719
  The Limited, Inc................................        215,300       5,490,150
  The TJX Companies, Inc..........................        449,600      15,455,000
  Toys 'R' Us, Inc. (b)...........................         88,700       2,788,506
                                                                   --------------
                                                                      200,048,584
                                                                   --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.......................         39,800       2,532,275
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  Alcatel Alsthom, ADR (France)...................        127,000       3,214,688
  Deutsche Telekom, ADR (Germany).................         45,800         853,025
  Nextel Communications, Inc. (Class "A" Stock)
    (b)...........................................        871,500      22,659,000
  Tellabs, Inc. (b)...............................        299,000      15,809,625
  WorldCom, Inc...................................        410,800      12,426,700
                                                                   --------------
                                                                       54,963,038
                                                                   --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (b)...         73,800       1,891,125
  Pillowtex Corp..................................         18,830         656,696
  Tultex Corp. (b)................................         89,800         364,813
                                                                   --------------
                                                                        2,912,634
                                                                   --------------
TOBACCO -- 0.8%
  Bat Industries, PLC, ADR (United Kingdom).......        107,100       2,008,125
  Phillip Morris Co. Inc..........................        646,700      29,303,594
  RJR Nabisco Holdings Corp.......................        125,800       4,717,500
                                                                   --------------
                                                                       36,029,219
                                                                   --------------
TOYS -- 0.4%
  Mattel, Inc.....................................        475,751      17,721,725
                                                                   --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp. (b)................................         44,300       1,113,038
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc...........................        208,000       5,720,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,331,959,806)..........................................   1,543,620,897
                                                                   --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp.,..................        225,900       6,254,606
  Central Hispano Corp.,..........................      1,000,000      26,000,000
                                                                   --------------
                                                                       32,254,606
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................................      32,254,606
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,151,360,152)..........................................   4,354,901,998
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS -- 7.2%                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
ASSET-BACKED SECURITIES -- 0.3%
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1       $   1,000  $      991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           4,600       4,560,857
  Falcon Asset Securitization Corp.,
    5.90%, 01/21/98...............................       P1           1,000         996,886
  Restructured Asset Securities Enhanced Return,
    5.95875%, 08/28/98............................       P1           4,000       4,000,000
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           2,000       2,000,000
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1           2,000       1,984,184
  Wood Street Funding Corp.,
    5.83%, 02/13/98...............................       P1           1,000         993,198
                                                                             --------------
                                                                                 15,526,574
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank--Michigan,
    5.00%, 01/30/98...............................       P1           2,000       1,998,356
  US Bank, N.A.,
    5.83094%, 10/21/98............................       P1           1,000         999,358
                                                                             --------------
                                                                                  7,997,714
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURO -- 0.2%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           4,000       4,000,209
  Westdeutsche Landesbank Girozentral, (Germany),
    5.83%, 08/03/98...............................       P1           6,000       5,997,462
                                                                             --------------
                                                                                  9,997,671
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 1.1%
  Canadian Imperial Bank of Commerce, (Canada),
    5.95%, 06/29/98...............................       P1             900         899,706
  Corestates Bank, NA,
    5.7825%, 01/23/98.............................       P1           1,000       1,000,000
  Credit Agricole Indosuez,
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           7,000       6,998,241
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3           6,160       6,160,000
    9.75%, 12/15/98...............................      Baa1         16,950      17,472,908
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,775       2,802,750
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Swiss Bank Corp.,
    5.77%, 01/30/98...............................       P1           2,000       1,999,421
                                                                             --------------
                                                                                 53,613,180
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 3.4%
  Aon Corp.,
    5.79%, 03/12/98...............................       P2       $     880  $      870,234
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,000         993,719
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           6,000       5,992,907
  BP America,
    6.90%, 01/02/98...............................       P1           6,500       6,500,000
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,088,291
  Coca-Cola Enterprises,
    5.65%, 03/12/98...............................       P2           3,000       2,967,512
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,498,000
    6.09%, 11/09/98...............................      Baa1         34,000      34,009,860
    6.29%, 10/22/98...............................      Baa1          5,000       5,009,900
    6.689%, 05/22/98..............................      Baa1          9,000       9,024,300
  Duke Capital Corp.,
    5.90%, 01/23/98...............................       P2           1,000         996,558
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    7.875%, 03/15/98 (b)..........................      Baa2          9,925       9,961,921
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa3          3,000       3,045,750
  Finova Capital Corp.,
    5.75%, 02/04/98...............................       P2           3,400       3,382,079
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         11,500      11,521,275
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  Honeywell Inc.,
    6.75%, 01/02/98...............................       P1           4,250       4,250,000
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           2,000       1,970,981
    5.74%, 04/28/98...............................       P1           1,600       1,570,407
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Newell Co.,
    6.80%, 01/02/98...............................       P1           6,500       6,500,000
  Old Line Funding Corp.,
    5.90%, 01/21/98...............................      A1+           1,000         996,886
  PHH Corp.,
    6.75%, 01/02/98...............................       P1           6,500       6,500,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           2,000       1,976,320
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
  Xerox Capital (Europe) PLC
    5.75%, 02/05/98...............................       P1           3,000       2,983,708
    5.79%, 02/12/98...............................       P1             875         869,230
    6.85%, 01/02/98...............................       P1           2,610       2,610,000
                                                                             --------------
                                                                                156,055,189
                                                                             --------------
MEDIUM TERM NOTES -- 0.2%
  Ford Motor Credit Corp.,
    9.00%, 03/25/98...............................       P1           1,200       1,208,318
  General Motors Acceptance Corp.,
    5.76825%, 09/21/98............................       P1           3,000       2,997,564

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1       $   4,000  $    3,998,626
  Morgan Stanley Group, Inc.,
    6.34%, 03/09/98...............................       P1           1,000       1,000,606
  Suntrust Banks, Inc.,
    8.875%, 02/01/98..............................       P1             805         806,820
                                                                             --------------
                                                                                 10,011,934
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Association Corp. of America,
    6.125%, 02/01/98..............................       P1           2,040       2,039,976
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,700       2,709,664
                                                                             --------------
                                                                                  4,749,640
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.0%
  United States Treasury Bills,
    5.045%, 03/19/98 (a)..........................                      700         692,545
    5.165%, 01/22/98 (a)..........................                      300         299,139
    5.29%, 03/19/98 (a)...........................                      400         395,533
                                                                             --------------
                                                                                  1,387,217
                                                                             --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................                   81,783      81,783,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $340,697,062)......................................................     341,122,119
                                                                             --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $4,491,825,742; Note 6)............................................   4,696,024,117
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (c) -- (0.0%)..................................................        (653,438)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.0%.....................................................................      48,861,360
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,744,232,039
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    AG      Aktiengesellschaft (German Stock Company)
    M.T.N.  Medium Term Note
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Open futures contracts as of December 31, 1997 are as follows:

NUMBER OF                        EXPIRATION    VALUE AT         VALUE AT        APPRECIATION/
CONTRACTS          TYPE             DATE      TRADE DATE    DECEMBER 31, 1997    DEPRECIATION
Long Position:
    61     S&P 500 Index           Mar 98     15,095,625          14,931,275      (164,350)
   318     U.S. Treasury 5 Yr.     Mar 98     34,423,500          34,542,750       119,250
   166     U.S. Treasury 5 Yr.     Mar 98     19,931,438          19,997,813        66,375
Short Position:
   637     U.S. Treasury 5 Yr.     Mar 98     75,803,000          76,738,594      (935,594)
   365     U.S. Treasury 5 Yr.     Mar 98     39,488,438          39,648,125      (159,687)
  1181     U.S. Treasury 10 Yr.    Mar 98    131,755,312         132,456,531      (701,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                           FLEXIBLE MANAGED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 57.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  AlliedSignal, Inc...............................        289,300  $   11,264,619
  GenCorp, Inc....................................        428,200      10,705,000
  Litton Industries, Inc. (a).....................        324,400      18,653,000
  Lockheed Martin Corp............................        272,900      26,880,650
  Raytheon Co. (Class "A" Stock)..................         30,252       1,491,826
                                                                   --------------
                                                                       68,995,095
                                                                   --------------
AIRLINES -- 1.4%
  AMR Corp. (a)...................................        346,000      44,461,000
  USAir Group, Inc. (a)...........................        491,700      30,731,250
                                                                   --------------
                                                                       75,192,250
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.5%
  Chrysler Corp...................................        632,700      22,263,131
  Ford Motor Co...................................        301,300      14,669,544
  General Motors Corp.............................        474,400      28,760,500
  Mascotech, Inc..................................        411,300       7,557,637
  Titan International, Inc........................        440,700       8,841,544
                                                                   --------------
                                                                       82,092,356
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  BankAmerica Corp................................        243,900      17,804,700
  Barnett Banks, Inc..............................        254,200      18,270,625
  Chase Manhattan Corp............................        302,100      33,079,950
  Citicorp........................................         80,500      10,178,219
  Fleet Financial Group, Inc......................        235,100      17,617,806
                                                                   --------------
                                                                       96,951,300
                                                                   --------------
CHEMICALS -- 0.7%
  Ferro Corp......................................        586,950      14,270,222
  Millennium Chemicals, Inc.......................        637,700      15,025,806
  OM Group, Inc...................................        275,900      10,104,837
                                                                   --------------
                                                                       39,400,865
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (a)...............................        529,500      18,201,562
                                                                   --------------
COMPUTERS -- 2.2%
  3Com Corp. (a)..................................        737,000      25,748,937
  Compaq Computer Corp............................        346,700      19,566,881
  Digital Equipment Corp. (a).....................        424,700      15,713,900
  International Business Machines Corp............        254,400      26,600,700
  Sun Microsystems, Inc. (a)......................        781,100      31,146,362
                                                                   --------------
                                                                      118,776,780
                                                                   --------------
COMPUTER SERVICES -- 2.4%
  Autodesk, Inc...................................        951,300      35,198,100
  BMC Software, Inc. (a)..........................        419,800      27,549,375
  Cadence Design Systems, Inc. (a)................        979,500      23,997,750
  Cisco Systems, Inc. (a).........................        617,100      34,403,325
  Microsoft Corp..................................         95,800      12,382,150
                                                                   --------------
                                                                      133,530,700
                                                                   --------------
CONSTRUCTION -- 0.8%
  Oakwood Homes Corp..............................        606,400      20,124,900
  Standard Pacific Corp...........................        670,400      10,558,800
  Webb Corp.......................................        611,100      15,888,600
                                                                   --------------
                                                                       46,572,300
                                                                   --------------
CONTAINERS -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       9,484,375
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Avon Products, Inc..............................        595,600      36,554,950
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.7%
  Cognizant Corp..................................        410,000  $   18,270,625
  General Electric Co.............................        577,200      42,352,050
  Loews Corp......................................        175,000      18,571,875
  Whitman Corp....................................        578,000      15,064,125
                                                                   --------------
                                                                       94,258,675
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.6%
  American Home Products Corp.....................        446,600      34,164,900
  Biogen, Inc. (a)................................        752,300      27,364,912
  Bristol-Myers Squibb Co.........................        453,400      42,902,975
  Cardinal Health, Inc............................        425,100      31,935,637
  Guidant Corp....................................        284,900      17,735,025
  Medtronic, Inc..................................        564,000      29,504,250
  Novartis Corp., AG, ADR (Switzerland)...........        114,200       9,278,750
  Pfizer, Inc.....................................        359,600      26,812,675
  Warner-Lambert Co...............................        269,000      33,356,000
                                                                   --------------
                                                                      253,055,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Baldor Electric Co..............................              1              29
  Belden, Inc.....................................        292,200      10,300,050
                                                                   --------------
                                                                       10,300,079
                                                                   --------------
ELECTRONICS -- 0.6%
  Intel Corp......................................        112,500       7,903,125
  National Semiconductor Corp. (a)................      1,029,600      26,705,250
                                                                   --------------
                                                                       34,608,375
                                                                   --------------
ENERGY -- 0.2%
  Energy Group, PLC, ADR (United Kingdom).........        218,900       9,768,413
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       6,003,250
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.1%
  U.S.A. Waste Services, Inc. (a).................        920,200      36,117,850
  Waste Management, Inc...........................        872,300      23,988,250
                                                                   --------------
                                                                       60,106,100
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Federal National Mortgage Association...........         35,100       2,002,894
  Lehman Brothers Holdings, Inc...................      1,087,300      55,452,300
  Merrill Lynch & Co., Inc........................        253,100      18,460,481
  Morgan Stanley, Dean Witter, Discover & Co......        632,195      37,378,529
  Schwab (Charles) Corp...........................        589,900      24,738,931
  Travelers Group, Inc............................        763,266      41,120,956
                                                                   --------------
                                                                      179,154,091
                                                                   --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc....................................      1,047,900      38,182,856
  Quaker Oats Co..................................        448,500      23,658,375
  Ralston-Ralston Purina Group....................        291,000      27,044,812
  RJR Nabisco Holdings Corp.......................        538,700      20,201,250
                                                                   --------------
                                                                      109,087,293
                                                                   --------------
FOREST PRODUCTS -- 1.3%
  Boise Cascade Corp..............................        700,000      21,175,000
  Champion International Corp.....................        412,200      18,677,812
  Louisiana-Pacific Corp..........................        412,200       7,831,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Mead Corp.......................................        413,200  $   11,569,600
  Willamette Industries, Inc......................        301,600       9,707,750
                                                                   --------------
                                                                       68,961,962
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.0%
  Columbia/HCA Healthcare Corp....................        855,000      25,329,375
  Healthsouth Corp. (a)...........................      1,101,400      30,563,850
                                                                   --------------
                                                                       55,893,225
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.5%
  Leggett & Platt, Inc............................        249,500      10,447,812
  Sunbeam Corp....................................        415,000      17,481,875
                                                                   --------------
                                                                       27,929,687
                                                                   --------------
HOUSING RELATED -- 0.7%
  Hanson, PLC, ADR (United Kingdom)...............      1,046,700      24,139,519
  Owens Corning...................................        429,000      14,639,625
                                                                   --------------
                                                                       38,779,144
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.2%
  Parker-Hannifin Corp............................        187,500       8,601,563
                                                                   --------------
INSURANCE -- 2.6%
  Allstate Corp...................................        212,000      19,265,500
  Berkley (WR) Corp...............................        186,450       8,180,494
  Financial Security Assurance Holdings Ltd.......        148,500       7,165,125
  PennCorp Financial Group, Inc...................        349,600      12,476,350
  Provident Companies, Inc........................        232,600       8,984,175
  Reinsurance Group of America, Inc...............        503,100      21,413,194
  TIG Holdings, Inc...............................        372,300      12,355,706
  Trenwick Group, Inc.............................        289,700      10,899,962
  United Healthcare Corp..........................        532,700      26,468,531
  Western National Corp...........................        575,900      17,061,037
                                                                   --------------
                                                                      144,270,074
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        563,300      31,192,737
                                                                   --------------
MACHINERY -- 0.9%
  Case Corp.......................................        378,500      22,875,594
  DT Industries, Inc..............................        155,600       5,290,400
  Global Industrial Technologies, Inc. (a)........        273,600       4,634,100
  Paxar Corp. (a).................................      1,011,875      14,988,398
                                                                   --------------
                                                                       47,788,492
                                                                   --------------
MANUFACTURING -- 1.6%
  A.O. Smith Corp.................................        306,300      12,941,175
  Flowserve Corp..................................        171,691       4,796,617
  Illinois Tool Works, Inc........................        256,100      15,398,012
  Tyco International, Ltd.........................      1,134,202      51,109,978
                                                                   --------------
                                                                       84,245,782
                                                                   --------------
MEDIA -- 0.8%
  Central Newspapers, Inc. (Class "A" Stock)......        217,600      16,088,800
  Houghton Mifflin Co.............................        255,200       9,793,300
  Knight-Ridder, Inc..............................        253,000      13,156,000
  Lee Enterprises, Inc............................        221,400       6,545,137
                                                                   --------------
                                                                       45,583,237
                                                                   --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc. (a).........        280,000      18,200,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        958,000  $    8,262,750
  LTV Corp........................................        892,000       8,697,000
  Material Sciences Corp. (a).....................        421,800       5,140,687
  National Steel Corp. (Class "B" Stock) (a)......        183,200       2,118,250
  USX-U.S. Steel Group............................        265,100       8,284,375
                                                                   --------------
                                                                       32,503,062
                                                                   --------------
METALS-NON FERROUS -- 0.8%
  Aluminum Company of America.....................        632,400      44,505,150
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc. (a).....................        190,000       4,405,625
  Donaldson, Co...................................        237,800      10,715,862
  IDEX Corp.......................................        261,500       9,119,813
  Mark IV Industries, Inc.........................        376,900       8,244,688
  Trinity Industries, Inc.........................        227,000      10,129,875
  Wolverine Tube, Inc. (a)........................        164,600       5,102,600
  York International Corp.........................        117,200       4,636,725
                                                                   --------------
                                                                       52,355,188
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................        120,000       7,297,500
  Unilever N.V., ADR (United Kingdom).............        334,000      20,854,125
                                                                   --------------
                                                                       28,151,625
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.5%
  CBS Corp........................................        892,600      26,275,913
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700       1,343,675
  Cabot Oil & Gas Corp. (Class "A" Stock).........        385,700       7,497,044
  Cross Timbers Oil Co............................        417,400      10,408,913
  Elf Aquitaine SA, ADR (France)..................        544,200      31,903,725
  Enron Oil & Gas Co..............................        210,600       4,462,088
  Murphy Oil Corp.................................        120,900       6,551,269
  Noble Affiliates, Inc...........................        426,300      15,027,075
  Pioneer Natural Resources Co....................      1,426,731      41,286,028
  Seagull Energy Corp. (a)........................        260,200       5,366,625
  Total SA (Class "B" Stock) (France).............        179,200       9,945,600
  Unocal Corp.....................................        550,500      21,366,281
  Western Gas Resources, Inc......................        448,500       9,923,063
                                                                   --------------
                                                                      165,081,386
                                                                   --------------
OIL & GAS SERVICES -- 3.0%
  Apache Corp.....................................        704,200      24,691,013
  Halliburton Co..................................        844,100      43,840,444
  J. Ray McDermott, SA (a)........................        713,300      30,671,900
  McDermott International, Inc....................      1,345,700      49,286,263
  Oryx Energy Co. (a).............................        537,500      13,706,250
                                                                   --------------
                                                                      162,195,870
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................        360,900       4,601,475
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Operating, Inc. (a)....................         71,240       1,745,380
  Crescent Real Estate Equities, Inc..............        712,400      28,050,750
  Equity Residential Properties Trust.............        160,000       8,090,000
                                                                   --------------
                                                                       37,886,130
                                                                   --------------
RETAIL -- 6.4%
  Bombay Company, Inc. (a)........................        605,900       2,802,288
  Borders Group, Inc. (a).........................        927,500      29,042,344

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (a)......................      3,532,600  $   16,559,063
  Consolidated Stores Corp. (a)...................        661,800      29,077,838
  Costco Companies, Inc. (a)......................        526,000      23,472,750
  CVS Corp........................................        223,000      14,285,938
  Designs, Inc. (a)...............................        216,200         648,600
  Dillards, Inc. (Class "A" Stock)................        138,100       4,868,025
  Federated Department Stores, Inc. (a)...........        342,800      14,761,825
  Home Depot, Inc.................................        390,000      22,961,250
  Jan Bell Marketing, Inc. (a)....................        658,700       1,646,750
  K mart Corp. (a)................................      2,646,900      30,604,781
  Kroger Co. (a)..................................        575,200      21,246,450
  Liz Claiborne, Inc..............................        391,300      16,361,231
  Phillips-Van Heusen Corp........................        412,600       5,879,550
  Rite Aid Corp...................................        341,400      20,035,913
  Safeway, Inc. (a)...............................        576,300      36,450,975
  Tandy Corp......................................        203,800       7,859,038
  The Limited, Inc................................        837,400      21,353,700
  The TJX Companies, Inc..........................        637,200      21,903,750
  Toys 'R' Us, Inc. (a)...........................        379,600      11,933,675
                                                                   --------------
                                                                      353,755,734
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,867,150
                                                                   --------------
TELECOMMUNICATIONS -- 1.6%
  Alcatel Alsthom, ADR (France)...................        543,800      13,764,938
  Deutsche Telekom, ADR (Germany).................        196,100       3,652,363
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................      1,242,000      32,292,000
  Tellabs, Inc. (a)...............................        422,500      22,339,688
  WorldCom, Inc...................................        579,500      17,529,875
                                                                   --------------
                                                                       89,578,864
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        316,400       8,107,750
  Pillowtex Corp..................................         78,333       2,731,856
  Tultex Corp. (a)................................        384,400       1,561,625
                                                                   --------------
                                                                       12,401,231
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,598,750
  Phillip Morris Co. Inc..........................      1,034,900      46,893,906
                                                                   --------------
                                                                       55,492,656
                                                                   --------------
TOYS -- 0.5%
  Mattel, Inc.....................................        672,700      25,058,075
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (a)................................        189,400       4,758,675
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,741,915,742)..........................................   3,159,008,020
                                                                   --------------

PREFERRED STOCKS -- 0.5%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Corp............................      1,000,000      26,000,000
                                                                   --------------
    (cost $25,440,000)

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 35.8%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 2.3%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,379,695
    10.375%, 02/01/11 (c).........................      Ba1          25,750      33,388,737
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         19,500      23,372,310
    11.21%, 05/01/14..............................      Baa3         17,500      24,540,425
                                                                             --------------
                                                                                126,625,826
                                                                             --------------
APPAREL MANUFACTURING -- 0.4%
  Nine West Group, Inc.,
    8.375%, 08/15/05..............................      Ba2          25,000      23,937,500
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,012,400
  MBNA Master Credit Card Trust,
    5.976%, 11/15/02..............................      Aaa           1,000       1,000,312
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (b)...........................      Aaa           4,500       4,453,560
                                                                             --------------
                                                                                  9,466,272
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.5%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banc One Corp.,
    5.876%, 09/30/99..............................      Aa3           5,000       5,010,400
  Banco Ganadero, SA, (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05 (b)...........................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 (b)..........................      Ba1          43,000      25,198,430
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,413,500
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           2,500       2,495,000
  BT Securities Corp.,
    6.125%, 02/24/00..............................       A3           5,000       4,955,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,225,757
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3           5,000       5,000,000
  Chemical Banking,
    6.075%, 02/28/00..............................      Aa3           6,000       6,009,240
  Citicorp, M.T.N.,
    6.045%, 05/15/00..............................      Aa3          10,000      10,031,800
  First Chicago NBD Corp.,
    5.986%, 06/10/02..............................       A1          10,000       9,989,600
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      15,060,804

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/01/49 (b)...........................       A3       $   9,000  $    9,180,000
  Key Bank N.A.
    5.875%, 08/29/00..............................      Aa3           7,000       6,950,020
  MBNA America Bank N.A.,
    5.973%, 07/18/01..............................      Baa1          5,000       4,965,500
  MBNA Corp.,
    6.288%, 09/08/00..............................      Baa2          3,000       2,991,000
  Merita Bank, Ltd.,
    7.50%, 12/29/49 (b)...........................       NR          12,000      12,312,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,700,000
    6.60%, 12/10/07...............................       A1           5,000       5,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800
  Norwest Corp.,
    5.863%, 11/13/01..............................      Aa3           6,450       6,446,130
  Okobank, (Finland),
    7.20%, 10/29/49 (c)...........................       A3          12,500      12,640,625
    7.312%, 09/27/49 (b)..........................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (b)...........................      Aa3           5,000       5,032,600
  Siam Commercila, (Thailand),
    7.50%, 03/15/06 (b)...........................      Ba1          14,500       9,425,000
  Suntrust Bank, Inc.,
    5.889%, 04/22/02..............................       A1          10,000       9,979,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49 (b)..........................       A1           5,000       5,037,500
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (b)...........................      Ba1          20,000      12,000,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                302,152,738
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  Roger Cablesystems, Inc., (Canada)
    10.00%, 03/15/05..............................      Ba3           2,000       2,200,000
  Tele-Communications, Inc.,
    6.656%, 12/20/00..............................      Ba1           5,000       5,012,500
    7.375%, 02/15/00..............................      Ba1           6,000       6,115,800
    7.875%, 08/01/13..............................      Ba1          43,750      47,056,187
    8.25%, 01/15/03...............................      Ba1           8,000       8,543,120
    9.875%, 06/15/22..............................      Ba1          12,878      16,782,996
                                                                             --------------
                                                                                 85,710,603
                                                                             --------------
CHEMICALS -- 0.2%
  Reliance Industries Ltd., (India),
    9.375%, 06/24/26..............................      Baa3         12,000      12,045,000
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSULTING -- 0.3%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1      $  12,500  $   12,513,250
    6.375%, 11/30/01..............................      Baa1          2,700       2,700,000
                                                                             --------------
                                                                                 15,213,250
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           4,000       4,004,080
                                                                             --------------
FINANCIAL SERVICES -- 5.3%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,600,000
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Caterpillar Financial Services,
    5.829%, 04/10/00..............................       A2           5,000       5,011,850
  Conseco, Inc.,
    8.70%, 11/15/26 (c)...........................      Baa3         32,538      36,378,552
    8.796%, 04/01/27..............................      Ba2          29,000      32,368,930
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         20,700      20,797,290
    6.95%, 03/01/04...............................      Baa2          7,500       7,650,000
    7.00%, 06/15/00...............................      Baa3         13,500      13,769,460
  Ford Credit Europe PLC,
    6.086%, 12/20/99..............................       A1          10,000      10,010,000
  General Motors Acceptance Corp., M.T.N.,
    5.813%, 10/30/00..............................       A3          10,000       9,941,250
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1         10,000       9,937,500
    6.40%, 08/30/00 (c)...........................      Baa1         93,250      93,133,437
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         23,100      24,486,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
                                                                             --------------
                                                                                290,489,844
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer Daniels,
    6.95%, 12/15/2097.............................      Aa3          19,700      19,956,888
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
                                                                             --------------
                                                                                 24,965,538
                                                                             --------------
FOREST PRODUCTS -- 0.4%
  UPM-Kymmene Corp.,
    7.45%, 11/26/27...............................      Baa1         23,400      24,014,250
                                                                             --------------
INVESTMENT BANKING -- 1.9%
  Merrill Lynch Pierce, Fenner & Smith, Inc.,
    5.935%, 11/14/00..............................       A3          10,000       9,966,250
  Morgan Stanley Group, Inc.,
    5.869%, 12/19/01..............................       A1           5,000       4,987,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  PaineWebber Group, Inc.,
    6.206%, 06/03/99..............................      Baa1      $   5,000  $    5,004,000
  Salomon, Inc.,
    6.25%, 10/01/99...............................      Baa1         26,400      26,430,624
    6.50%, 03/01/00...............................       A2          19,000      19,099,560
    6.59%, 02/21/01...............................       A2          23,250      23,443,440
    6.75%, 08/15/03...............................      Baa1          5,000       5,059,400
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
                                                                             --------------
                                                                                102,842,784
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,815       5,921,647
                                                                             --------------
MEDIA -- 3.4%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,323,132
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1           9,250      10,014,050
    8.18%, 08/15/07...............................      Ba1           8,000       8,707,680
    9.125%, 01/15/13..............................      Ba1          39,690      47,261,661
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          18,275      20,504,916
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          23,350      22,943,243
    7.75%, 06/01/05...............................      Ba2          68,800      69,975,792
                                                                             --------------
                                                                                188,730,474
                                                                             --------------
METALS & MINING -- 0.1%
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       7,676,000
                                                                             --------------
OIL & GAS -- 1.2%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          3,000       3,362,100
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1          20,990      23,351,585
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         33,250      34,169,695
                                                                             --------------
                                                                                 68,282,700
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,937,500
                                                                             --------------
RETAIL -- 1.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,848,400
    8.50%, 06/15/03 (b)...........................      Baa2         54,890      59,879,501
    10.00%, 02/15/01..............................      Ba1           8,000       8,811,200
                                                                             --------------
                                                                                 72,539,101
                                                                             --------------
SHIPPING -- 0.1%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................      Baa1          5,650       5,579,375
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
TELECOMMUNICATIONS -- 1.9%
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $   4,000  $    1,920,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          57,000      59,689,830
    7.75%, 04/01/07...............................      Ba1          20,000      21,477,800
    7.75%, 04/01/27...............................      Ba1           6,000       6,592,560
    8.875%, 01/15/06..............................      Ba1          16,000      17,214,720
                                                                             --------------
                                                                                106,894,910
                                                                             --------------
TOBACCO -- 2.4%
  Philip Morris Co. Inc.,
    7.20%, 02/01/07...............................       A2          10,000      10,318,900
    7.50%, 04/01/04...............................       A2          50,000      52,363,500
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3         12,750      13,592,138
    8.75%, 04/15/04...............................      Baa3          5,000       5,352,750
    8.75%, 08/15/05...............................      Baa3         12,500      13,486,625
    8.75%, 07/15/07...............................      Baa3         25,000      27,110,750
    9.25%, 08/15/13...............................      Baa3          7,000       7,854,350
                                                                             --------------
                                                                                130,079,013
                                                                             --------------
UTILITIES -- 1.4%
  Cleveland Electric Illumination,
    7.88%, 11/01/17...............................      Ba1          27,000      28,503,900
  Consolidated Edison,
    5.998%, 06/15/02..............................       A1           7,000       7,014,420
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/17...............................      Baa1          5,000       5,018,750
    6.875%, 12/15/07..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           6,250       5,519,531
  Southern California Edison Co.,
    6.38%, 09/25/08...............................      Aaa           7,000       7,057,400
                                                                             --------------
                                                                                 78,552,751
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.2%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19 (b).....................                   11,800       3,071,658
  United States Treasury Bonds,
    6.125%, 08/15/07..............................                   10,450      10,739,047
  United States Treasury Notes,
    5.875%, 09/30/02 (c)..........................                    7,650       7,691,846
    6.00%, 08/15/00...............................                    2,750       2,769,773
    6.375%, 08/15/27..............................                   37,910      39,983,298
                                                                             --------------
                                                                                 64,255,622
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 3.4%
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         13,600      12,716,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2       $  12,500  $   11,812,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          35,000      31,500,000
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2           2,000       2,005,313
  Republic of Argentina, (Argentina),
    6.687%, 03/31/05..............................       B1           1,949       1,744,176
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (b)..........................      Baa3         25,000      23,344,250
    8.00%, 06/14/01...............................      Baa3          2,150       2,157,525
    8.75%, 10/06/99...............................      Baa3         12,300      12,666,786
  Republic of Philippines, (The Philippines),
    8.60%, 06/15/27 (b)...........................      Ba1           8,000       6,560,000
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         25,600      24,448,000
  Russian Ministry of Finance, (Russia),
    9.25%, 11/27/01...............................      Ba2          35,000      33,337,500
    10.00%, 06/26/07..............................      Ba2           5,600       5,188,400
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          11,200      13,272,000
                                                                             --------------
                                                                                186,376,200
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,964,292,103)....................................................   1,966,905,540
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,731,647,845)....................................................   5,151,913,560
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.8%
ASSET-BACKED SECURITIES -- 0.4%
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,100       1,093,091
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1           1,000         991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           5,400       5,354,049
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Restructured Asset Securities Enhanced Return,
    5.958%, 08/28/98..............................       P1           4,000       4,000,000
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           5,000       5,000,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1       $   2,135  $    2,118,116
    5.88%, 01/29/98...............................       P1           1,000         995,590
    5.98%, 01/21/98...............................       P1           1,225       1,221,134
                                                                             --------------
                                                                                 23,746,477
                                                                             --------------
BANK ACCEPTANCE -- 0.1%
  Bank of Montreal, (Canada),
    5.68%, 02/17/98...............................       P1           4,000       3,970,969
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank Michigan,
    5.00%, 01/30/98...............................       P1           3,000       2,997,534
  US Bank, N.A.,
    5.830%, 10/21/98..............................       P1           3,000       2,998,073
                                                                             --------------
                                                                                 10,995,607
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Taubman Realty Group,
    6.519%, 07/27/98..............................       P1           5,500       5,517,710
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           3,000       3,000,157
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,096
    5.83%, 08/03/98...............................       P1           3,000       2,998,731
                                                                             --------------
                                                                                  7,997,984
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.4%
  Canadian Imperial Bank of Commerce, (Canada),
    5.80%, 03/02/98...............................       P1           1,000         999,485
    5.95%, 06/29/98...............................       P1           3,500       3,498,858
  Credit Agricole Indosuez, (France),
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           5,000       4,998,743
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Societe Generale, (France),
    6.19%, 05/06/98...............................       P1           4,000       3,999,194
                                                                             --------------
                                                                                 21,495,497
                                                                             --------------
COMMERCIAL PAPER -- 1.4%
  American General Finance Corp.,
    5.72%, 03/13/98...............................       P1           2,000       1,977,756
  Aon Corp.,
    5.79%, 03/13/98...............................       P2           1,000         988,742
    5.79%, 03/18/98...............................       P2           1,048       1,035,358
  Associates First Capital Corp.,
    5.79%, 02/04/98...............................       P1           1,000         994,692
  Bank of New York,
    5.75%, 02/06/98...............................       P1           2,285       2,272,226
  Barnett Bank, Inc.,
    6.00%, 01/28/98...............................       P1           3,000       2,987,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  BBL North America,
    6.73%, 01/02/98...............................       P1       $   2,393  $    2,393,000
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           8,000       7,990,542
  BP America, Inc.,
    6.90%, 01/02/98...............................       P1           8,000       8,000,000
  Carnival Corp.,
    5.83%, 01/30/98...............................       P1           1,000         995,466
  Duke Capital Corp.,
    5.90%, 01/21/98...............................       P2           1,900       1,894,084
  First Chicago Financial Corp.,
    5.73%, 02/26/98...............................       P1           2,000       1,982,492
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  General Motors Acceptance Corp.,
    5.76%, 02/09/98...............................       P1           4,000       3,975,680
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           3,000       2,956,472
    5.74%, 04/28/98...............................       P1           2,000       1,963,009
  Newell Co.,
    6.80%, 01/02/98...............................       P1           8,000       8,000,000
  PHH Corp.,
    6.75%, 01/02/98...............................       P2           8,000       8,000,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           3,000       2,964,480
  Xerox Capital PLC,
    5.75%, 02/05/98...............................       P1           3,221       3,203,508
    6.85%, 01/02/98...............................       P1           3,804       3,804,000
  Xerox Overseas Holdings PLC,
    5.79%, 02/10/98...............................       P1             996         989,753
                                                                             --------------
                                                                                 74,360,343
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,700       2,727,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.5%
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,715       2,724,705
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  General Electric Capital Corp.,
    13.50%, 01/20/98..............................       P1           3,000       3,010,899
  General Motors Acceptance Corp.,
    6.00%, 07/13/98...............................       P1           1,000       1,000,400
    5.786%, 09/21/98..............................       P1           3,500       3,497,158
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1           3,500       3,498,798

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Morgan Stanley, Dean Witter, Discover & Co.,
    6.34%, 03/09/98...............................       P1       $   1,000  $    1,000,606
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
                                                                             --------------
                                                                                 24,013,723
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    4.95%, 01/15/98 (b)...........................                    1,140       1,137,962
    5.135%, 01/22/98 (b)..........................                    3,000       2,991,442
    5.19%, 01/22/98 (b)...........................                    1,500       1,495,675
    5.195%, 03/19/98 (c)..........................                      370         365,942
    5.275%, 01/22/98 (b)..........................                      800         797,656
                                                                             --------------
                                                                                  6,788,677
                                                                             --------------
REPURCHASE AGREEMENT -- 2.5%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  137,860     137,860,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $319,318,208)......................................................     319,473,987
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,050,966,053; Note 6)............................................   5,471,387,547
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (d)............................................................        (203,828)
OTHER ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.3%......................................................      18,958,375
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,490,142,094
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    AG      Aktiengesellschaft (German Stock Company)
    L.P.    Limited Partnership
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities -- $100,311,229.

(d)  Open futures contracts as of December 31, 1997 are as follows:

NUMBER OF                     EXPIRATION      VALUE AT           VALUE AT        APPRECIATION/
CONTRACTS         TYPE           DATE        TRADE DATE     DECEMBER 31, 1997     DEPRECIATION
Long positions:
   627      U.S. 5 yr T-Note    Mar 98       $67,867,922       $68,107,875          $239,953
   865      U.S. T-Bond         Mar 98      $103,945,625       $104,205,469         $259,844
Short Position:
  1,779     U.S. T-Bond         Mar 98      $205,927,125       $207,989,344       $(2,062,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                      NOTES TO THE FINANCIAL STATEMENTS OF
   THE CONSERVATIVE BALANCED PORTFOLIO AND THE FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates

                                       C1
on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their

                                       C2
distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the year ended December 31, 1997, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the fiscal year ended December 31, 1997, the application of this statement increased (decreased) paid-in capital in excess of par ("PC"), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                            PC        UNI        G/L
                                         --------  ---------  ----------
Conservative Balanced Portfolio........  $ 33,509  $  48,752  $  (82,261)
Flexible Managed Portfolio.............        --    625,749    (625,749)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

                                       C3

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1997.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

The Series Fund entered into a credit agreement (the "Agreement") on October 28, 1997 with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1997. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $684,760 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $ 256,752
Flexible Managed Portfolio.............     428,008
                                         -----------
                                          $ 684,760

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,038,519,000 as of December 31, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Conservative Balanced Portfolio........  $    81,783,000      7.88%
Flexible Managed Portfolio.............      137,860,000     13.28
All other portfolios (currently not
  available to PRUvider)...............      818,876,000     78.84
                                         ---------------  ----------
                                         $ 1,038,519,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

CIBC Oppenheimer, 6.10%, in the principal amount of $138,519,000, repurchase price $138,566,045, due 1/2/98. The value of the collateral including accrued interest was $141,862,492.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $300,000,000, repurchase price $300,112,500, due 1/2/98. The value of the collateral including accrued interest was $306,560,575.

SBC Warburg Dillon Read Inc., 6.50%, in the principal amount of $300,000,000, repurchase price $300,108,333, due 1/2/98. The value of the collateral including accrued interest was $306,557,797.

UBS Securities Corp., 6.55%, in the principal amount of $300,000,000, repurchase price $300,109,167, due 1/2/98. The value of the collateral including accrued interest was $306,001,638.

                                       C4

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1997 were as follows:

Cost of Purchases:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Non-Government.........................  $   7,826,155,071  $   8,194,217,051
Government.............................  $   5,017,442,019  $   3,054,412,991

Proceeds from Sales:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Non-Government.........................  $   7,823,232,061  $   8,576,103,609
Government.............................  $   5,106,797,609  $   3,018,431,969

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1997 were as follows:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Gross Unrealized Appreciation..........  $     311,261,405  $     565,581,079
Gross Unrealized Depreciation..........        111,299,483        149,894,627
Total Net Unrealized...................        199,961,922        415,686,452
Tax Basis..............................      4,496,062,195      5,055,701,095

                                       C5

FINANCIAL HIGHLIGHTS

                                                        CONSERVATIVE BALANCED
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996     1995(a)    1994(a)    1993(a)
                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.52   $  15.31   $  14.10   $  14.91   $  14.24
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.76       0.66       0.63       0.53       0.49
Net realized and unrealized gains
  (losses) on investments..............      1.26       1.24       1.78      (0.68)      1.23
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.02       1.90       2.41      (0.15)      1.72
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.76)     (0.66)     (0.64)     (0.51)     (0.47)
Dividends in excess of net investment
  income...............................        --      (1.03)     (0.56)     (0.15)     (0.58)
Distributions from net realized
  gains................................     (1.81)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.57)     (1.69)     (1.20)     (0.66)     (1.05)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  14.97   $  15.52   $  15.31   $  14.10   $  14.91
                                         --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN:(b)............     13.45%     12.63%     17.27%     (0.97)%    12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,744.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2
Ratios to average net assets:
  Expenses.............................      0.56%      0.59%      0.58%      0.61%      0.60%
  Net investment income................      4.48%      4.13%      4.19%      3.61%      3.22%
Portfolio turnover rate................       295%       295%       201%       125%        79%
Average commission rate paid per
  share................................   $0.0563    $0.0554        N/A        N/A        N/A

                                                           FLEXIBLE MANAGED
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996     1995(a)    1994(a)    1993(a)
                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.79   $  17.86   $  15.50   $  16.96   $  16.01
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.59       0.57       0.56       0.47       0.57
Net realized and unrealized gains
  (losses) on investments..............      2.52       1.79       3.15      (1.02)      1.88
                                         --------   --------   --------   --------   --------
    Total from investment operations...      3.11       2.36       3.71      (0.55)      2.45
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.58)     (0.58)     (0.56)     (0.45)     (0.57)
Dividends in excess of net investment
  income...............................        --      (1.85)     (0.79)     (0.46)     (0.93)
Distributions from net realized
  gains................................     (3.04)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (3.62)     (2.43)     (1.35)     (0.91)     (1.50)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.28   $  17.79   $  17.86   $  15.50   $  16.96
                                         --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN:(b)............     17.96%     13.64%     24.13%     (3.16)%    15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,490.1   $4,896.9   $4,261.2   $3,481.5   $3,292.2
Ratios to average net assets:
  Expenses.............................      0.62%      0.64%      0.63%      0.66%      0.66%
  Net investment income................      3.02%      3.07%      3.30%      2.90%      3.30%
Portfolio turnover rate................       227%       233%       173%       124%        63%
Average commission rate paid per
  share................................   $0.0569    $0.0563        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Balanced and Flexible Managed Portfolios (two of the fifteen portfolios that constitute The Prudential Series Fund, Inc.; the "Portfolios") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 for each of the Portfolios were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 1998

                                       E1

                                TAX INFORMATION

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1997, the Fund paid dividends as follows:

                                  ORDINARY DIVIDENDS
---------------------------------------------------------------------------------------
                                                             LONG-TERM CAPITAL GAINS
                                                           ----------------------------
                                             SHORT-TERM                                     TOTAL
                                 INCOME     CAPITAL GAINS   TAXED @ 28%    TAXED @ 20%    DIVIDENDS
                               -----------  -------------  -------------  -------------  -----------
Conservative Balanced
  Portfolio..................   $   0.759     $   0.585      $   0.356      $   0.874     $   2.574
Flexible Managed Portfolio...       0.585         0.856          1.016          1.168         3.625

                                       E2

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA               W. SCOTT McDONALD, JR., Ph.D.       E. MICHAEL CAULFIELD
  CHAIRMAN,                           PRINCIPAL,                          CEO,
  THE PRUDENTIAL SERIES FUND, INC.    KALUDIS CONSULTING GROUP            PRUDENTIAL INVESTMENTS,
                                                                          PRESIDENT, THE PRUDENTIAL SERIES
                                                                          FUND, INC.

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)